UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2015

IMAGENETIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-24138-D	87-0463772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10845 Rancho Bernardo Road, Suite 105 San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

(858) 674-8455
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2015, Anthony Wayne Opperman, George Georgaklis and Robert Dennis were appointed to the board of directors of Imagenetix, Inc. At the time of their appointments, Mr. Opperman was assigned to be Chairman of the Compensation and Operating Committees and a member of the Audit Committee, Mr. Dennis was assigned to be Chairman of the Audit Committee and a member of the Compensation and Operating Committees, and Mr. Georgaklis was assigned as a member of the Operating, Compensation and Audit Committees.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENETIX, INC.

	By:	/s/ WILLIAM P. SPENCER
William P. Spencer
Chief Executive Officer and President
Dated: June 16, 2015